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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported) September 21, 1999

         HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of Headlands Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Notes).

                      Headlands Mortgage Securities Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                  333-79833                   68-0397342
---------------------------        -----------              -------------------
State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)


700 Larkspur Landing Circle                                        94939
Suite 240                                                        ----------
Larkspur, California                                             (Zip Code)
----------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code   (415) 925-5442
                                                     --------------


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Item 5.    Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Notes, Series 1999-1, Class A-1 and Class A-2 Notes, of which Headlands Home Equity Loan Trust 1999-1 is the issuer, as described in a Prospectus Supplement dated as of September __, 1999 to the Prospectus dated as of June 2, 1999, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibit 99.1. Related Computational Materials (as defined in
               Item 5 above).




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEADLANDS MORTGAGE
                                              SECURITIES INC.


                                            By:    /s/ Kristen Decker
                                                   ------------------
                                            Name:  Kristen Decker
                                            Title: Vice President

Dated:  September 21, 1999




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                                 Exhibit Index


Exhibit
-------

99.1. Related Computational Materials (as defined in Item 5 above).




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